                              LETTER OF TRANSMITTAL

                             ANKER COAL GROUP, INC.

                            Offer To Exchange Anker's
          14.25% Series B Second Priority Senior Secured Notes due 2007
                          (PIK through April 1, 2000)
                           For Any and All of Anker's
                      9 3/4% Series B Senior Notes due 2007
         Pursuant to the Offering Memorandum Dated               , 1999

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON                    , UNLESS THE EXCHANGE OFFER IS EXTENDED.

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                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

            BY HAND                            BY OVERNIGHT COURIER              BY FACSIMILE                 TO CONFIRM BY
           DELIVERY:                         OR REGISTERED/CERTIFIED            TRANSMISSION:               TELEPHONE OR FOR
      The Bank of New York                            MAIL:                     (212) 815-6339                INFORMATION:
       101 Barclay Street                      The Bank of New York                                          (212) 815-6331
    New York, New York 10286                    101 Barclay Street
          Ground Level                       New York, New York 10286
Corporate Trust Services Window          Attn: Reorganization Unit -- 7E
Attn: Reorganization Unit -- 7E

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be completed by holders of Old Notes (as defined below) either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Offering Memorandum.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

               --------------------------------------------------

     Please list below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, please list the certificate numbers and aggregate principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal.

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                                               DESCRIPTION OF NOTES TENDERED
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                                                                                                              AGGREGATE PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S), EXACTLY AS NAME     CERTIFICATE     AGGREGATE PRINCIPAL         AMOUNT OF OLD
     APPEAR(S) ON CERTIFICATE(S) (PLEASE FILL IN, IF BLANK)           NUMBER(S)*     AMOUNT OF OLD NOTES       NOTES TENDERED FOR
                                                                                         DELIVERED                EXCHANGE**



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*     Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.

**    Need not be completed if tendering for exchange all Old Notes delivered to the Exchange Agent. All Old Notes delivered shall be deemed tendered unless a lesser number is specified in this column. The minimum permitted tender is $1,000 in principal amount of Old Notes. All other tenders must be in integral multiples of $1,000 of principal amount.
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                               TENDER OF OLD NOTES
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[ ]   Check here if tendered Old Notes are enclosed herewith.

[ ] Check here if tendered Old Notes are being delivered by book-entry transfer made to the account maintained by the Exchange Agent at DTC and complete the following:

      Name of Tendering Institution:____________________________________________

      DTC Account Number:_______________________________________________________

      Transaction Code Number:__________________________________________________

[ ] Check here if tendered Old Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously delivered to the Exchange Agent. In such case, please enclose a photocopy of the Notice of Guaranteed Delivery and complete the following:

      Name of Registered Holder(s):_____________________________________________

      Window Ticket Number (if any):____________________________________________

      Date of Execution of Notice of Guaranteed Delivery:_______________________

      Name of Eligible Institution that Guaranteed Delivery:____________________

[ ] Check here if you are a broker-dealer that acquired the Old Notes for its own account as a result of market making or other trading activities (a "Participating Broker-Dealer") and wish to receive 10 additional copies of the Offering Memorandum and 10 copies of any amendments or supplements thereto. In such case, please complete the following:

      Name:_____________________________________________________________________

      Address:__________________________________________________________________

      Area Code and Telephone Number:___________________________________________

      Contact Person:___________________________________________________________

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LADIES AND GENTLEMEN:

The undersigned hereby tenders to Anker Coal Group, Inc., a Delaware corporation (the "Company") the above described aggregate principal value of the Company's 9 3/4% Series B Senior Notes due 2007 (the "Old Notes") in exchange for the Company's 14.25% Series B Second Priority Senior Secured Notes due 2007 (PIK through April 1, 2000) (the "New Notes") in a principal amount equal to $743 for every $1,000 principal amount of Old Notes tendered, upon the terms and subject
to the conditions set forth in the Offering Memorandum dated                   ,
1999 (as the same may be amended or supplemented from time to time, the "Offering Memorandum"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Offering Memorandum, constitute the "Exchange Offer").

Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Offering Memorandum, to (i) deliver certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED HEREBY REPRESENT(S) AND WARRANT(S) THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed on page 2, if they are not already set forth there, as they appear on the certificates (or, in the case of book-entry securities, on the relevant security position listing) representing such Old Notes. The certificate number(s) and the principal amount of Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes on page 2.

If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reasons, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to the appropriate account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Offering Memorandum and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Offering Memorandum, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Notes not tendered or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that New Notes be delivered to the undersigned at the address shown below the undersigned's signature.

Holders of Old Notes whose Old Notes are accepted for exchange will not receive any accrued interest thereon from October 1, 1999 but will be entitled to receive interest on the New Notes from October 1, 1999. Such interest will be paid with the first interest payment on the New Notes, which interest payment will be made by issuing additional New Notes, instead of cash, as set forth in the Offering Memorandum. Interest on the New Notes is payable semi-annually on each April 1 and October 1 of each year.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned.

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                SPECIAL DELIVERY INSTRUCTIONS                                     SPECIAL ISSUANCE INSTRUCTIONS

               (SEE INSTRUCTIONS 1, 5, AND 6)                                    (SEE INSTRUCTIONS 1, 5, AND 6)

To be completed ONLY if the New Notes or any Old Notes            To be completed ONLY if the New Notes or any Old Notes
delivered but not tendered for exchange are to be sent to         delivered but not tendered for exchange are to be issued in
someone other than the registered holder of the Old Notes         the name of someone other than the registered holder of the
whose name(s) appear(s) above, or such registered holder(s)       Old Notes whose name(s) appear(s) above.
at an address other than that shown above.

Issue: [ ] New Notes and/or                                       Issue: [ ] New Notes and/or
       [ ] Old Notes delivered but not tendered for exchange             [ ] Old Notes delivered but not tendered for exchange

Name(s):____________________________________________________      Name(s):____________________________________________________
                       (Please Print)                                                    (Please Print)

Address:____________________________________________________      Address:____________________________________________________
                       (Please Print)                                                    (Please Print)

____________________________________________________________      ____________________________________________________________


____________________________________________________________      ____________________________________________________________
                  (Please include ZIP code)                                         (Please include ZIP code)

____________________________________________________________      ____________________________________________________________
               Telephone Number with Area Code                                   Telephone Number with Area Code

____________________________________________________________      ____________________________________________________________
                        Tax ID Number                                                     Tax ID Number

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                               HOLDER(S) SIGN HERE

                          (SEE INSTRUCTIONS 2, 5 AND 6)
             (Please Complete Substitute Form W-9 Contained Herein)
       (Note: Signatures Must be Guaranteed if Required by Instruction 2)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificates for the Old Notes tendered (or, in the case of book-entry securities, on the relevant security position listing), or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer or a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

X_______________________________________________________________________________

X_______________________________________________________________________________
               (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Date:______________________________, 1999

Name:___________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)
Capacity:_______________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                            (PLEASE INCLUDE ZIP CODE)

Telephone No. (with area code):_________________________________________________
Tax ID No:______________________________________________________________________

                             GUARANTEE OF SIGNATURES
                        (See Instructions 2 and 5 below)
        Certain Signatures Must be Guaranteed by an Eligible Institution

________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                             (CAPACITY (FULL TITLE))

________________________________________________________________________________
              (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE)

________________________________________________________________________________
                  (ADDRESS OF FIRM -- PLEASE INCLUDE ZIP CODE)

________________________________________________________________________________
                    (TELEPHONE NO. (WITH AREA CODE) OF FIRM)

                    Date:______________________________, 1999

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Offering Memorandum. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the expiration date set forth in the Offering Memorandum (the "Expiration Date").

Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Offering Memorandum. Pursuant to such procedures: (x) such tender must be made by or through an Eligible Institution (as defined below); (y) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and
(z) the certificates (or a book-entry confirmation (as defined in the Offering Memorandum)) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Offering Memorandum.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Offering Memorandum, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by executing a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

       (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the relevant security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

       (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes" is inadequate, the certificate number(s) and/or the aggregate principal amount of Old Notes and any other required information should be listed on a separate signed schedule that is attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. If less than all the Old Notes evidenced by any certificate submitted are to be tendered, fill in the aggregate principal amount of Old Notes that are to be tendered in the box entitled "Aggregate Principal Amount of Old Notes Tendered for Exchange." In such case, new certificates(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will be sent to the holder of the Old Notes (or such other party as you identify in the box captioned "Special Delivery Instructions") promptly after the Expiration Date. All Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn and (if certificates for Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the certificate for the Old Notes, if different from that of the person that tendered such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Offering Memorandum, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Offering Memorandum under "The Exchange Offer -- Procedures for Tendering Old Notes."

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes that have been tendered but that are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signatures(s) must correspond exactly with the name(s) as written on the face of the certificate(s) (or, in the case of book-entry securities, on the relevant security position listing) without alteration, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

If this Letter of Transmittal or any certificates or bond powers is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTION. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Offering Memorandum under "The Exchange Offer -- Conditions; Extension; Amendments" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. QUESTIONS, REQUEST FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Offering Memorandum, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Old Notes has been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

10. SECURITY TRANSFER TAXES. Holders that tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

Under federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required by law to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 included herein or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service may subject the holder or transferee to a $50.00 penalty. In addition, delivery of such holder's New Notes may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including entities, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instruction.

If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the holder or other transferee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

To prevent backup withholding on payments made with respect to Old Notes exchanged in the Exchange Offer, the holder is required to provide the Exchange Agent with either: (i) the holder's correct TIN by completing the form included herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

NUMBER TO GIVE THE EXCHANGE AGENT

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                                              PAYER'S NAME:
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           SUBSTITUTE                                                          Social Security Number or
            FORM W-9             Part I: PLEASE PROVIDE                     Employer Identification Number:
                                 YOUR TIN IN THE BOX
                                 AT RIGHT AND CERTIFY                    _____________________________________
                                 BY SIGNING AND
                                 DATING BELOW
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                                 Part II: CERTIFICATION. Under penalties of perjury, I certify that:

                                 (1) The number shown on this form is my correct Taxpayer Identification Number
                                     (or I am waiting for a number to be issued to me)
                                     and

PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER (TIN)     (2) I am not subject to backup withholding because (i) I have not been notified by the Internal Revenue Service IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified me that I am no longer subject to backup withholding.

                                ---------------------------------------------------------------------------------
                                 Part III: Awaiting TIN:  [ ]
-----------------------------------------------------------------------------------------------------------------
CERTIFICATE INSTRUCTIONS -- You must cross out item (2) in Part II above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.
However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Signature:_________________________________________________________       Date:__________________________, 1999

Name:________________________________________________
                     (please print)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
         IF YOU CHECKED THE BOX IN PART III OF THIS SUBSTITUTE FORM W-9

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             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number with 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:________________________________    Date:_______________________, 1999
Name:___________________________________
             (please print)
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